Exhibit 10.1

STOCK PURCHASE AGREEMENT THIS STOCK PURCHASE AGREEMENT (the "Agreement") entered into this 28th day of August, 2023, by and between Ecoark, Inc., a Delaware corporation (the "Seller") and Zest Labs Holdings, LLC (the "Purchaser"), and, for purposes of certain provisions set forth herein, BitNile Metaverse, Inc. a Nevada corporation formerly known as Ecoark Holdings, Inc ("Ecoark"). The Seller and the Purchaser may sometimes be referred to herein collectively as the "Parties". WHEREAS, the Seller owns 100% of the outstanding shares of capital stock (the "Shares") of Zest Labs, Inc., a Delaware corporation (the "Company"); WHEREAS, Ecoark, the parent company of the Seller, has previously indicated in public filings with the Securities and Exchange Commission that it intends to spin-off the common stock of the Company held by the Seller to Ecoark's security holders of record as of November 15, 2022 (the "Record Date Owners"); WHEREAS, following the announcement of the spin-off of the Company, Ecoark recognized that the Company did not have the revenue to and could not otherwise operate as a public company and determined to instead distribute the net proceeds from certain assets of the Company, including from the litigation proceeds, to the Record Date Owners, and the Purchaser was formed for the benefit of Ecoark's security holders entitled to participate in such distribution in the furtherance thereof; WHEREAS, in order to facilitate the above-described distribution by Ecoark, and for the other consideration described herein, the Seller desires to sell the Shares to the Purchaser, and the Purchaser desires to purchase such Shares from the Seller, on the terms set forth in this Agreement and to protect the rights of the Record Date Owners. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Sale and Purchase of Shares. The Seller agrees to sell and the Purchaser agrees to purchase the Shares for the consideration contained in this Agreement and subject to the terms and conditions of this Agreement. 2.Consideration for Purchase.(a)The Seller hereby acknowledges the valuable consideration in full to bereceived by the Seller, by virtue of transferring the Shares to the Purchaser, which transfer will facilitate the distribution of net proceeds derived from the Company's litigation to the Record Date Owners and is consistent with the expectations of such Record Date Owners. Each party hereto further acknowledges and agrees that it will receive good and valuable consideration for entering into this Agreement. (b)Upon the execution and delivery of this Agreement, in exchange for the

2 consideration described above, the Shares shall be delivered by the Purchaser to the Seller and the certificates for the Shares and a stock power endorsed in blank shall be delivered by the Seller to the Purchaser. (c) Each of Ecoark and the Seller hereby waives any and all claims it has, or may have in the future, against the Purchaser or the Company arising from, relating to, or with respect to the sale of the Shares and the related transactions contemplated hereby or described herein. 3. Representations and Warranties of the Seller and Ecoark. As an inducement to the Purchaser to enter into this Agreement and consummate the transactions contemplated hereby, each of the Seller and Ecoark hereby makes the following representations and warranties, each of which is materially true and correct on the date of this Agreement: 3.1 The Seller is the record and beneficial owner of all of the Shares and the Seller owns the Shares, free of any claim, lien, security interest or encumbrance of any nature or kind and, as such, has the exclusive right and full power to sell, transfer and assign the Shares free of any such claim, lien, security interest or encumbrance; 3.2 Each of the Seller and Ecoark has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller and Ecoark, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Seller and Ecoark; 3.3 The execution and delivery of this Agreement by the Seller and Ecoark, and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which the Seller or Ecoark is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to the Seller or Ecoark; 3.4 There are no actions, suits, or proceedings pending or, to the best of the Seller's knowledge or Ecoark's knowledge, threatened, which could in any manner restrain or prevent the Seller from effectually and legally selling the Shares pursuant to the terms and provisions of this Agreement; 3.5 Neither the Seller nor Ecoark has any liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement. 4. Representations and Warranties of the Purchaser. As an inducement to the Seller and Ecoark to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties, each of which is true and correct on the date of this Agreement: 4.1 The Purchaser has full power and authority to execute and deliver this

3 Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Purchaser; 4.2 The execution and delivery of this Agreement by the Purchaser and the observance and performance of the terms and provisions of this Agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it; 4.3 No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, designating the Purchaser as the bankrupt or the insolvent, are pending or, to the knowledge of the Purchaser, threatened and the Purchaser has not made an assignment for the benefit of creditors, nor has Purchaser taken any action with a view to, or which would constitute the basis for, the institution of any such insolvency proceedings; 4.4 There are no actions, suits, or proceedings pending or, to the best of the Purchaser's knowledge, threatened, which could in any manner restrain or prevent the Purchaser from effectually and legally purchasing the Shares pursuant to the terms and provisions of this Agreement; 4.5 The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement; 4.6 The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 (the "Act") or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely; and 4.7 The offer to sell the Shares was directly communicated to the Purchaser by the Seller. At no time was the Purchaser presented with or solicited advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation by a person not previously known to the undersigned in connection with the communicated offer. 5. Survival of Representations and Warranties and Agreements. All representations and warranties of the parties contained in this Agreement shall survive the date of this Agreement and shall not be affected by any investigation made prior to the date of this Agreement.

4 6. Indemnification. 6.1 Indemnification Provisions for Benefit of the Purchaser. In the event the Seller or Ecoark breaches any of its representations, warranties, and/or covenants contained herein and provided that the Purchaser makes a written claim for indemnification against the Seller or Ecoark, then each of the Seller or Ecoark, severally and not jointly agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses. 6.2 Indemnification Provisions for Benefit of the Seller. In the event the Purchaser breaches any of its representations, warranties, and/or covenants contained herein and provided that the Seller make a written claim for indemnification against the Purchaser, then the Purchaser agree to indemnify the Seller from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses. 7. Additional Covenants. The Parties covenant and agree as follows: 7.1 General. If any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Section 6). 7.2 Seller. The Seller hereby covenants that the Seller will, at the request of the Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser and its right, title and interest in the Shares, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement. 8. Expenses. Except as otherwise provided in this Agreement, all parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein. 9. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted. 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature. 11. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns. Nothing in this Agreement,

5 expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement. 12. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows: To the Seller or Ecoark: Zest Labs, Inc. 303 Pearl Parkway Suite 200 San Antonio, TX Attention: Randy May To the Purchaser: The address set forth on the signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time. 13. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, including the fees on appeal, costs and expenses. 14. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought. 15. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement. [Signature Pages Attached]

6IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date. Seller: Ecoark, Inc. By: _____________________ Name: Jay Puchir Title: Chief Executive Officer Ecoark: BitNile Metaverse, Inc. By: _____________________ Name: Randy S. May Title: Chief Executive Officer Purchaser: Zest Labs Holdings, LLC By: _____________________ Name: Gary Metzger Title: Manager